UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 2, 2015

Shell Midstream Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-36710	46-5223743
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Shell Plaza 910 Louisiana Street Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 241-6161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

This Current Report on Form 8-K is being filed by Shell Midstream Partners, L.P. (the “Partnership”) to update the historical financial information of Poseidon Oil Pipeline Company, L.L.C. (“Poseidon”), in which the Partnership acquired a 36% equity interest effective July 1, 2015.

The unaudited historical financial statements of Poseidon, including the related notes thereto, as of and for the six months ended June 30, 2015 are provided in Exhibit 99.1 and incorporated herein by reference.

This Current Report on Form 8-K is also being filed to include the unaudited pro forma condensed consolidated financial statements of the Partnership as of and for the six months ended June 30, 2015 and for the year ended December 31, 2014 in accordance with Article 11 of Regulation S-X, which are provided in Exhibit 99.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description

99.1	Unaudited historical financial statements of Poseidon as of and for the six months ended June 30, 2015, together with the related notes to the financial statements.

99.2	Unaudited pro forma condensed consolidated financial statements of Shell Midstream Partners, L.P. as of and for the six months ended June 30, 2015 and for the year ended December 31, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHELL MIDSTREAM PARTNERS, L.P.

By:	Shell Midstream Partners GP LLC,
its general partner

By:	/s/ Lori M. Muratta
Lori M. Muratta
Vice President, General Counsel and Secretary

Date: November 2, 2015

INDEX TO EXHIBITS

Number	Description

99.1	Unaudited historical financial statements of Poseidon as of and for the six months ended June 30, 2015, together with the related notes to the financial statements.

99.2	Unaudited pro forma condensed consolidated financial statements of Shell Midstream Partners, L.P. as of and for the six months ended June 30, 2015 and for the year ended December 31, 2014.

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